UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2009

THE COAST DISTRIBUTION SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9511	94-2490990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Woodview Avenue, Morgan Hill, California	95037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 782-6686

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 30, 2009, The Coast Distribution System, Inc. (the “Company”) and Bank of America, N. A. (the “Bank”) entered into the Fifth Amendment to the Third Amended & Restated Loan and Security Agreement between the Company and the Bank (the “Fifth Amendment”), which amends the Company’s existing senior secured bank revolving credit facility (the “Bank Credit Facility”) in certain respects. Set forth below is a summary of the material terms of the Fifth Amendment, which summary is qualified in its entirety by reference to the Fifth Amendment a copy of which is attached as Exhibit 10.46 to and incorporated into this Report on Form 8-K.

The principal change made by the Fifth Amendment is an extension of the maturity date of the Bank Credit Facility from the current maturity date of May 10, 2010 to July 10, 2011. As a result, the borrowings outstanding under the Bank Credit Facility which were recorded as short term debt on our consolidated balance sheet at September 30, 2009 will be recorded as long term debt on our consolidated balance sheet at December 31, 2009.

The Fifth Amendment also replaces the financial covenants which the Company had previously been required to satisfy with the following covenants:

(a) a pre-tax profit/loss covenant, which requires the Company’s pre-tax loss for the fiscal year ending December 31, 2009 to be no greater than $800,000 and its pre-tax loss for the quarter ending March 31, 2010 to be no greater than $1.7 million; and

(b) a covenant which requires the Company’s fixed charge coverage ratio to be at least (i) 1.10-to-1.0 for the six months ending June 30, 2010, (ii) 2.20-to-1.0 for the nine months ending September 30, 2010 and (iii) 1.05-to-1.0 for the year ending December 31, 2010 and for the 12 month periods ending on the last day of each fiscal quarter thereafter.

No changes were made to the applicable rates at which we pay interest on our borrowings under the Bank Credit Facility or to any other material terms of the Bank Credit Facility.

Item 7.01	Regulation FD Disclosure

On November 30, 2009, the Company issued a press release reporting the execution and delivery of the Fifth Amendment and the resulting extension of the maturity date of its Bank Credit Facility to July 10, 2011. A copy of that press release is attached as Exhibit 99.1 to, and incorporated by reference into, this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, together with Exhibit 99.1, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information and Exhibits shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. Attached to this Current Report on Form 8-K are a copy of the Fifth Amendment and a copy of the above-described press release, the latter of which is being furnished and is not being filed.

Exhibit No.	Description of Exhibits

10.46	Fifth Amendment to Third Amended & Restated Loan and Security Agreement between The Coast Distribution System, Inc. and Bank of America, N. A.

99.1	Press Release issued November 30, 2009 reporting the execution and delivery of the Fifth Amendment to the Bank Credit Facility by the Company and Bank of America, N. A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COAST DISTRIBUTION SYSTEM, INC.

Date: December 2, 2009	By:	/s/ SANDRA A. KNELL
Sandra A. Knell, Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

10.46	Fifth Amendment to Third Amended & Restated Loan and Security Agreement between The Coast Distribution System, Inc. and Bank of America, N. A.

99.1	Press Release issued November 30, 2009 reporting the execution and delivery of the Fifth Amendment to the Bank Credit Facility by the Company and Bank of America, N. A.

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